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                                                                      EXHIBIT 23


                          INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in the Registration Statement on Form S-8, File No. 333-27401, of our report dated February 3, 1999 contained in the 1998 Annual Report to Shareholders of Oak Hill Financial, Inc., which is incorporated by reference in this Form 10-K.


                                                  /s/ Grant Thornton LLP


Cincinnati, Ohio
March 29, 1999